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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)         November 19, 1996
                                                 -----------------------------



                      P.A.M. TRANSPORTATION SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

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
Delaware                                               0-15057                                      71-0633135
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(State or other jurisdiction              (Commission File Number)                                (IRS Employer
of incorporation)                                                                               Identification No.)
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Highway 412 West, P.O. Box 188, Tontitown, Arkansas               72770
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code         (501) 361-9111
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


            On November 19, 1996, P.A.M. Transportation Services, Inc. (the "Company") dismissed its independent auditors, Ernst & Young LLP, and on the same date engaged the firm of Arthur Andersen LLP as its independent auditors for the fiscal year ending December 31, 1996. Each of these actions was approved by the Board of Directors of the Company.

            The reports of Ernst & Young LLP on the financial statements of the Company for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

            In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1995 and 1994, and in the subsequent interim period prior to the dismissal of Ernst & Young LLP, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in its report.

            Ernst & Young LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements, a copy of which is filed as an exhibit to this report.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
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            (c) Exhibits

            Exhibit No.                                      Description
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
                16                         Letter to Securities and Exchange Commission
                                           from Ernst & Young LLP dated November 22, 1996

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      P.A.M. TRANSPORTATION SERVICES, INC.



                                 By:    /s/ Robert W. Weaver
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                                      Robert W. Weaver
                                      President and Chief Executive Officer


Dated:   November 25, 1996
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                                  EXHIBIT INDEX
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                                                                                                         Sequential
Exhibit No.                                       Description                                              Page No.
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
    16                  Letter to Securities and Exchange Commission from
                        Ernst & Young LLP dated November 22, 1996

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